UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2007

OPTIO SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-15529	58-1435435
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

3015 Windward Plaza, Windward Fairways II, Alpharetta, Georgia 30005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 576-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	(Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	(Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	(Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	(Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                Other Events.

  On May 22, 2007, C. Wayne Cape, President and Chief Executive Officer of Optio Software, Inc. (the “Company”) and Diane Cape entered into a Voting Agreement (the “Agreement”) where Ms. Cape granted voting power for all the voting securities of the Company she owns, beneficially or otherwise, (the “Stock”) to Mr. Cape.  The Agreement expires on the earlier of: (a) January 8, 2017, (b) the death of Mr. Cape, or (c) the sale of the Stock.

Item 9.01                                            Financial Statements and Exhibits

(d)  the following exhibit is furnished with this document

Number	Exhibit
99.1	Voting Agreement dated May 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIO SOFTWARE, INC

Date: May 24, 2007	By:	/s/ C. Wayne Cape
C. Wayne Cape
President and Chief Executive Officer